FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 13, 2003

Date of Report (Date of earliest event reported)

ILX Resorts Incorporated

Exact name of Registrant as specified in its charter

ARIZONA

(State or other jurisdiction of incorporation)

001-13855

86-0564171

(Commission File

(I.R.S. Employer

Number)

Identification No.)

2111 E. Highland Avenue, Suite 210, Phoenix, AZ 85016

(Address of principal executive offices)

Registrant's telephone number, including area code 602-957-2777

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)

Exhibits:

99.1

Press release dated November 13, 2003, announcing increase and declaration of the 2004 dividend.

Item 9.  Regulation FD Disclosure

This Current Report on Form 8-K is being furnished to disclose the press release issued by the registrant on November 13, 2003.  The purpose of the press release, which is furnished as Exhibit 99.1 hereto pursuant to Item 12. of Form 8-K, was to announce the increase and declaration of the 2004 dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILX Resorts Incorporated

Date:  November 13, 2003

/s/  Joseph P. Martori

Joseph P. Martori

Chairman